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                                                                 EXHIBIT 3
                                                                 ---------


                       Supplementary Master Trust II Data


Master Trust II
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
(i)  6.25% Asset Backed Certificates Series 1992-E

          (A)    The total amount of cash distributed to Series 1992-E Certificateholders in
                 1997, per $1,000 of Series 1992-E Certificates................................   $     876.30

          (B)    The total amount of the distribution set forth in paragraph (i)(A)
                 which represents principal payments on the Series 1992-E
                 Certificates..................................................................   $     833.33

          (C)    The total amount of the Monthly Servicing Fee paid to the
                 Servicer from the Master Trust II in 1997 with respect to the
                 Series 1992-E Certificates....................................................   $ 13,750,000

(ii) Floating Rate Asset Backed Certificates Series 1993-F

          (A)    The total amount of cash distributed to Series 1993-F
                 Certificateholders in 1997, per $1,000 of Series 1993-F Certificates..........   $      59.91

          (B)    The total amount of the distribution set forth in paragraph
                 (ii)(A) which represents principal payments on the Series 1993-F Certificates.   $          0

          (C)    The total amount of the Monthly Servicing Fee payable from Available
                 Funds paid to the Servicer from the Master Trust II in 1997 with respect
                 to the Series 1993-F Certificates.............................................   $  3,500,000

          (D)    The total amount of the Interchange Monthly Servicing Fee payable to the Servicer in 1997 with respect to the
                 Series 1993-F Certificates....................................................   $ 11,200,000

(iii) Floating Rate Credit Card Certificates Series 1993-H

          (A)    The total amount of cash distributed to Series 1993-H Certificateholders in
                 1997, per $1,000 of Series 1993-H Certificates................................   $      58.90

          (B)    The total amount of the distribution set forth in paragraph (iii)(A) which
                 represents principal payments on the Series 1993-H Certificates...............   $          0

          (C)    The total amount of the Monthly Servicing Fee payable from Available
                 Funds to the Servicer from the Master Trust II in 1997 with respect
                 to the Series 1993-H Certificates.............................................   $  5,250,000

          (D)    The total amount of the Interchange Monthly Servicing Fee payable to the Servicer in 1997 with respect to the Series 1993-H
                 Certificates..................................................................   $  8,750,000
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
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
(iv) Floating Rate Asset Backed Certificates Series 1994-J

          (A)    The total amount of cash distributed to Series 1994-J Certificateholders in
                  1997, per $1,000 of Series 1994-J Certificates...............................   $      59.10

          (B)     The total amount of the distribution set forth in paragraph (iv)(A)
                  which represents principal payments on the Series 1994-J Certificates........   $          0

          (C)     The total amount of the Monthly Servicing Fee payable from Available
                  Funds to the Servicer from the Master Trust II in 1997 with respect
                  to the Series 1994-J Certificates............................................   $  3,750,000

          (D)     The total amount of the Interchange Monthly Servicing Fee payable to the Servicer in 1997 with respect to the Series 1994-J
                  Certificates.................................................................   $  6,250,000

(v) Floating Rate Credit Card Certificates Series 1994-K

          (A)     The total amount of cash distributed to Series 1994-K
                  Certificateholders in 1997, per $1,000  of Series 1994-K
                  Certificates.................................................................   $      58.77

          (B)     The total amount of the distribution set forth in paragraph (v)(A)
                  which represents principal payments on the Series 1994-K
                  Certificates.................................................................   $          0

          (C)     The total amount of the Monthly Servicing Fee payable from Available
                  Funds to the Servicer from the Master Trust II in 1997 with respect
                  to the Series 1994-K Certificates............................................   $  3,750,000

          (D)     The total amount of the Interchange Monthly Servicing Fee payable to the Servicer in 1997 with respect to the Series 1994-K
                  Certificates.................................................................   $  6,250,000

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

(vi)  7.15% Credit Card Certificates Series 1994-L

          (A)     The total amount of cash distributed to Series 1994-L Certificateholders in
                  1997, per $1,000  of Series 1994-L Certificates..............................   $       71.50

          (B)     The total amount of the distribution set forth in paragraph
                  (vi)(A) which represents principal payments on the Series 1994-L
                  Certificates.................................................................   $           0

          (C)     The total amount of the Monthly Servicing Fee payable from Available
                  Funds to the Servicer from the Master Trust II in 1997 with respect
                  to the Series 1994-L Certificates............................................   $   3,750,000

           (D)    The total amount of the Interchange Monthly Servicing Fee payable to the
                  Servicer in 1997 with respect to the Series 1994-L Certificates..............   $   6,250,000

(vii)   Floating Rate Credit Card Certificates Series 1995-M

          (A)     The total amount of cash distributed to Series 1995-M Class A
                  Certificateholders in 1997, per $1,000 of Series 1995-M Class A Certificates    $       59.15

          (B)     The total amount of the distribution set forth in paragraph (vii)(A)
                  which represents principal payments on the Series 1995-M Class A Certificates   $           0

          (C)     The total amount of the Monthly Servicing Fee payable from
                  Available Funds to the Servicer from the Master Trust II in 1997
                  with respect to the Series 1995-M Certificates...............................   $   4,285,714

          (D)     The total amount of the Interchange Monthly Servicing Fee
                  payable to the Servicer in 1997 with respect to the Series 1995-M
                  Certificates.................................................................   $   7,142,857

(viii) Floating Rate Credit Card Certificates Series 1995-N

          (A)     The total amount of cash distributed to Series 1995-N Class A
                  Certificateholders in 1997, per $1,000 of Series 1995-N Class A Certificates    $       58.34

          (B)     The total amount of the distribution set forth in paragraph (viii)(A)
                  which represents principal payments on the Series 1995-N
                  Class A Certificates.........................................................   $           0

          (C)     The total amount of the Monthly Servicing Fee payable from Available
                  Funds to the Servicer from the Master Trust II in 1997 with respect
                  to the Series 1995-N Certificates............................................   $   4,285,714

            (D)   The total amount of the Interchange Monthly Servicing Fee
                  payable to the Servicer in 1997 with respect to the Series 1995-N
                  Certificates.................................................................   $   7,142,857

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

(ix)  Floating Rate Credit Card Certificates Series 1995-O

          (A)     The total amount of cash distributed to Series 1995-O Class A
                  Certificateholders in 1997, per $1,000 of Series 1995-O
                  Class A Certificates.........................................................   $       59.05

          (B)     The total amount of the distribution set forth in paragraph (ix)(A)
                  which represents principal payments on the Series 1995-O
                  Class A Certificates.........................................................   $           0

          (C)     The total amount of the Monthly Servicing Fee payable from Available
                  Funds to the Servicer from the Master Trust II in 1997 with respect
                  to the Series 1995-O Certificates............................................   $   4,285,714

          (D)     The total amount of the Interchange Monthly Servicing Fee payable to the Servicer in 1997 with respect to the Series 1995-O
                  Certificates.................................................................   $   7,142,857

(x)  Floating Rate Credit Card Certificates Series 1995-P

          (A)     The total amount of cash distributed to Series 1995-P Class A
                  Certificateholders in 1997, per $1,000 of Series 1995-P
                  Class A Certificates.........................................................   $       58.55

          (B)     The total amount of the distribution set forth in paragraph
                  (x)(A) which represents principal payments on the Series 1995-P
                  Class A Certificates.........................................................  $           0

          (C)     The total amount of the Monthly Servicing Fee payable from Available
                  Funds to the Servicer from the Master Trust II in 1997 with respect
                  to the Series 1995-P Certificates............................................   $   4,285,714

          (D)     The total amount of the Interchange Monthly Servicing Fee payable to the Servicer in 1997 with respect to the Series 1995-P
                  Certificates.................................................................   $   7,142,857

(xi)  Floating Rate Asset Backed Certificates Series 1996-Q

          (A)     The total amount of cash distributed to Series 1996-Q Class A
                  Certificateholders in 1997, per $1,000 of Series 1996-Q
                  Class A Certificates.........................................................   $       58.04

          (B)     The total amount of the distribution set forth in paragraph (xi)(A)
                  which represents principal payments on the Series 1996-Q
                  Class A Certificates.........................................................   $           0

          (C)     The total amount of the Monthly Servicing Fee payable from Available
                  Funds to the Servicer from the Master Trust II in 1997 with respect
                  to the Series 1996-Q Certificates............................................   $   7,714,286

          (D)     The total amount of the Interchange Monthly Servicing Fee payable to the Servicer in 1997 with respect to the Series 1996-Q
                  Certificates.................................................................   $  12,857,143
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

(xii)  Floating Rate Asset Backed Certificates Series 1996-R

          (A)     The total amount of cash distributed to Series 1996-R Class A
                  Certificateholders in 1997, per $1,000 of Series 1996-R
                  Class A Certificates.........................................................   $       57.43

          (B)     The total amount of the distribution set forth in paragraph (xii)(A)
                  which represents principal payments on the Series 1996-R
                  Class A Certificates.........................................................   $           0

          (C)     The total amount of the Monthly Servicing Fee payable from Available
                  Funds to the Servicer from the Master Trust II in 1997 with respect
                  to the Series 1996-R Certificates............................................   $   3,428,571

          (D)     The total amount of the Interchange Monthly Servicing Fee payable to the Servicer in 1997 with respect to the Series 1996-R
                  Certificates.................................................................   $   5,714,286

(xiii)  Floating Rate Asset Backed Certificates Series 1996-S

          (A)     The total amount of cash distributed to Series 1996-S Class A
                  Certificateholders in 1997, per $1,000 of Series 1996-S
                  Class A Certificates.........................................................   $       57.99

          (B)     The total amount of the distribution set forth in paragraph (xiii)(A)
                  which represents principal payments on the Series 1996-S
                  Class A Certificates.........................................................   $           0

          (C)     The total amount of the Monthly Servicing Fee payable from Available
                  Funds to the Servicer from the Master Trust II in 1997 with respect
                  to the Series 1996-S Certificates............................................   $   6,000,000

          (D)     The total amount of the Interchange Monthly Servicing Fee payable to the Servicer in 1997 with respect to the Series 1996-S
                  Certificates.................................................................   $  10,000,000

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

(xiv)    Floating Rate Asset Backed Certificates Series 1997-T

          (A)     The total amount of cash distributed to Series 1997-T Class A
                  Certificateholders in 1997, per $1,000 of Series 1997-T
                  Class A Certificates.........................................................   $        7.33

          (B)     The total amount of the distribution set forth in paragraph (xiv)(A)
                  which represents principal payments on the Series 1997-T
                  Class A Certificates.........................................................   $           0

          (C)     The total amount of the Monthly Servicing Fee payable from Available
                  Funds to the Servicer from the Master Trust II in 1997 with respect
                  to the Series 1997-T Certificates............................................   $     442,857

          (D)     The total amount of the Interchange Monthly Servicing Fee payable to the Servicer in 1997 with respect to the Series 1997-T
                  Certificates.................................................................   $     738,095

(xv)  Floating Rate Asset Backed Certificates Series 1997-U

          (A)     The total amount of cash distributed to Series 1997-U
                  Class A Certificateholders in 1997, per $1,000 of Series 1997-U
                  Class A Certificates.........................................................   $       7.38

          (B)     The total amount of the distribution set forth in paragraph (xv)(A)
                  which represents principal payments on the Series 1997-U
                  Class A Certificates.........................................................   $           0

          (C)     The total amount of the Monthly Servicing Fee payable from Available
                  Funds to the Servicer from the Master Trust II in 1997 with respect
                  to the Series 1997-U Certificates............................................   $     295,238

          (D)     The total amount of the Interchange Monthly Servicing Fee payable to the Servicer in 1997 with respect to the Series 1997-U
                  Certificates.................................................................   $     492,064

(xvi)             The amount of outstanding balances in the Accounts which were 30 or more days delinquent as of the December 1997 Due Period (i.e., with
                  respect to the January 1998 interest payment date)...........................   $ 889,308,338

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